                                                                   EXHIBIT 13(b)

LLANY -VA III (SEC, subacct inception date)

====================================================================================================================================
                                                            One Quarter
------------------------------------------------------------------------------------------------------------------------------------
                      Small Cap       Index     Growth II     Balanced     Growth I    Asst. Mgr.    Equity Income       Soc. Resp.
------------------------------------------------------------------------------------------------------------------------------------
Fund Value              $942.15
Fee                       $2.20
------------------------------------------------------------------------------------------------------------------------------------
Surr Charge               $0.00
Final Value             $939.95
Cumulative Return       -6.005%
Annualized Return      -21.940%
------------------------------------------------------------------------------------------------------------------------------------
Calculation of Previous Quarter's Return

Final Value Quarter One = 1,000 * (31-Dec-97 Unit Value/30-Sep-97 Unit Value) - Annual Fee - Surrender Charge
Cumulative Return = Final Value Quarter One/1,000 - 1
Annualized Return = (Final Value Quarter One/1,000) * 4 - 1

------------------------------------------------------------------------------------------------------------------------------------
Date                  Small Cap       Index     Growth II     Balanced     Growth I    Asst. Mgr.    Equity Income       Soc. Resp.
------------------------------------------------------------------------------------------------------------------------------------
         09/30/97    18.714800
------------------------------------------------------------------------------------------------------------------------------------
         12/31/97    17.632200
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================

====================================================================================================================================
Separate Account L - Standardized Lifetime Returns
------------------------------------------------------------------------------------------------------------------------------------
                                                              Lifetime
------------------------------------------------------------------------------------------------------------------------------------
                      Small Cap       Index     Growth II     Balanced     Growth I    Asst. Mgr.    Equity Income       Soc. Resp.
------------------------------------------------------------------------------------------------------------------------------------
One Year Prior        $1089.46
Fee                      $2.07
Period (Years)            0.92
------------------------------------------------------------------------------------------------------------------------------------
Surr Charge              $0.00
Final Value           $1087.38
Cumulative Return       8.738%
Annualized Return       9.587%
------------------------------------------------------------------------------------------------------------------------------------
Calculation of Lifetime Return

Final Value Year One = 1,000 * (31-Dec-97 Unit Value/ 31-Jan-97 Unit Value) - Annual Fee Year One - Surrender Charge
Cumulative Return = Final Value for Last Year/1,000  -  1
Annualized Return = (Final Value for Last Year/1,000) * (1/Period) -  1

------------------------------------------------------------------------------------------------------------------------------------
Date                         Small Cap     Index    Growth II   Balanced    Growth I    Asst. Mgr.    Equity Income       Soc. Resp.
------------------------------------------------------------------------------------------------------------------------------------
Inception Date               01/31/97
------------------------------------------------------------------------------------------------------------------------------------
Inception Date Unit Value    15.522600
------------------------------------------------------------------------------------------------------------------------------------
                  12/31/97   17.632200
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================